13D

CUSIP No. 56117J100

Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Class A Common Stock of Malibu Boats, Inc. This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

BC-MB GP
By:	Black Canyon Direct Investment Fund L.P., its managing partner
	By:	Black Canyon Investments, L.P., its general partner
		By:	Black Canyon Investments LLC, its general partner
			By:	Black Canyon Capital LLC, its managing member

By:	/s/ Michael K. Hooks
Name:	Michael K. Hooks
Title:	Managing Director

BLACK CANYON DIRECT INVESTMENT FUND L.P.
By:	Black Canyon Investments, L.P., its general partner
	By:	Black Canyon Investments LLC, its general partner
		By:	Black Canyon Capital LLC, its managing member

By:	/s/ Michael K. Hooks
Name:	Michael K. Hooks
Title:	Managing Director

CANYON VALUE REALIZATION FUND, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Douglas A. Anderson
Name:	Douglas A. Anderson
Title:	Chief Compliance Officer

THE CANYON VALUE REALIZATION MASTER FUND, L.P.
By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Douglas A. Anderson
Name:	Douglas A. Anderson
Title:	Chief Compliance Officer

BLACK CANYON CAPITAL LLC

By:	/s/ Michael K. Hooks
Name:	Michael K. Hooks
Title:	Managing Director

13D

CUSIP No. 56117J100

BLACK CANYON INVESTMENTS LLC
By:	Black Canyon Capital LLC, its managing member

By:	/s/ Michael K. Hooks
Name:	Michael K. Hooks
Title:	Managing Director

BLACK CANYON INVESTMENTS, L.P.
By:	Black Canyon Investments LLC, its general partner
	By:	Black Canyon Capital LLC, its managing member

By:	/s/ Michael K. Hooks
Name:	Michael K. Hooks
Title:	Managing Director

LOUDON PARTNERS LLC

By:	/s/ Bradley Spencer
Name:	Bradley Spencer
Title:	Manager

MICHAEL K. HOOKS

/s/ Michael K. Hooks

MARK W. LANIGAN

/s/ Mark W. Lanigan